Exhibit 99-1

                   Exelon Corporation and Subsidiary Companies
                             Selected Financial Data
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
Selected Financial Data

                                                                             For the Years Ended December 31,
                                              ---------------------------------------------------------------
in millions, except for per share data            2001     2000 (a)          1999          1998          1997
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
Statement of Income Data:
Operating Revenues                            $ 15,140     $  7,499      $  5,478      $  5,325      $  4,601
Operating Income                                 3,362        1,527         1,373         1,268         1,006
Income before Extraordinary Items and
     Cumulative Effect of Changes in
     Accounting Principles                       1,416          566           607           520           320
Extraordinary Items (net of income taxes)           --           (4)          (37)          (20)       (1,834)
Cumulative Effect of Changes in
     Accounting Principles                          12           24            --            --            --
Net Income (Loss)                                1,428          586           570           500        (1,514)
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Earnings per Common Share (Diluted):
Income Before Extraordinary Items and
     Cumulative Effect of Changes in
     Accounting Principles                    $   4.39     $   2.77      $   3.08      $   2.32      $   1.44
Extraordinary Items                                 --        (0.02)        (0.19)        (0.09)        (8.24)
Cumulative Effect of Changes in
     Accounting Principles                        0.04         0.12            --            --            --
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Net Income (Loss)                             $   4.43     $   2.87      $   2.89      $   2.23      $  (6.80)
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Dividends per Common Share                    $   1.82     $   0.91      $   1.00      $   1.00      $   1.80
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Average Shares of Common Stock
     Outstanding - Diluted                         322          204           197           224           223
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                                                                                              at December 31,
                                              ---------------------------------------------------------------
                                                  2001         2000 (a)      1999          1998          1997
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Balance Sheet Data:
Current Assets                                $  3,782     $  4,151      $  1,221      $    582      $  1,003
Property, Plant and Equipment, net              13,742       12,936         5,004         4,804         4,671
Deferred Debits and Other Assets                17,297       17,699         6,862         6,662         6,683
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Total Assets                                  $ 34,821     $ 34,786      $ 13,087      $ 12,048      $ 12,357
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Current Liabilities                           $  4,417     $  4,993      $  1,286      $  1,735      $  1,619
Long-Term Debt                                  12,876       12,958         5,969         2,920         3,853
Deferred Credits and Other Liabilities           8,685        8,990         3,738         3,756         3,576
Preferred Securities of Subsidiaries               613          630           321           579           582
Shareholders' Equity                             8,230        7,215         1,773         3,058         2,727
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Total Liabilities and
     Shareholders' Equity                     $ 34,821     $ 34,786      $ 13,087      $ 12,048      $ 12,357
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(a) Reflects the effects of the Unicom Merger (October 20, 2000).